                                                                    EXHIBIT 10.9

                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of January 31, 2001 is among:

                  (a) Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Company");

                  (b) the banks and other financial institutions listed on the signature pages hereof under the caption "Lender", (collectively, the "Lenders"); and

                  (c) First Union National Bank, a national banking association, individually as a Lender and as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              PRELIMINARY STATEMENT

                  The Company, the Lenders, the Administrative Agent, Bank of America, N.A., as the syndication agent, and Bank One, N.A., as the documentation agent, have entered into a Credit Agreement dated as of October 25, 2000 (as amended, modified, supplemented and/or restated from time to time, the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Company and the Lenders have agreed, upon the terms and conditions specified herein, to amend the Credit Agreement as hereinafter set forth:

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Lenders, and the Administrative Agent hereby agree as follows:




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                  SECTION 1. Amendment to Section 6.07, Financial Covenants, of
the Credit Agreement. Sections 6.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.07     Financial Covenants.

                  (a) Ratio of Consolidated Indebtedness to Consolidated EBITDA. The Company will not at any time permit the ratio of Consolidated Indebtedness to Consolidated EBITDA for the period of four full fiscal quarters ended in respect of which financial statements shall have been delivered pursuant to Section 5.01(a) or (b), as the case may be, to exceed (a) 4.5 to 1.0 for such periods of four full fiscal quarters ending at March 31, 2001 and June 30, 2001 and (b) 4.00 to 1.0 for any such period of four full fiscal quarters ending thereafter. For purposes of this Section 6.07(a), if during any period the Company acquires any Person (or any interest in any Person) or all or substantially all of the assets of any Person, the EBITDA attributable to such assets or an amount equal to the percentage of ownership of the Company in such Person times the EBITDA of such Person, for such period determined on a pro forma basis (which determination, in each case, shall be subject to approval of the Required Lenders, not to be unreasonably withheld) may be included as Consolidated EBITDA for such period, if on the date of such acquisition no Indebtedness (other than Indebtedness permitted pursuant to Section 6.01) is incurred by reason of and giving effect to such acquisition and such Person, or the entity acquiring such assets, as the case may be, is a Subsidiary. For purposes of ascertaining whether the Required Lenders have approved a determination of the EBITDA attributable to acquired assets, or the assets of an acquired Person, for inclusion in Consolidated EBITDA for any period pursuant to the foregoing



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         sentence, a Lender which has not, within 10 days after its receipt of the certificate of a Responsible Officer required by the last sentence of Section 5.01, objected to the inclusion in Consolidated EBITDA as set forth therein of an amount of EBITDA attributable to such acquired assets or the assets of such acquired Person, as the case may be, shall be deemed to have approved both the determination of such amount of EBITDA so included, and the inclusion thereof in Consolidated EBITDA pursuant to the foregoing sentence.

                  (b) Ratio of Consolidated EBITDA to Consolidated Interest Expense. The Company will not at any time permit the ratio of Consolidated EBITDA for the period of four full fiscal quarters then most recently ended in respect of which financial statements shall have been delivered pursuant to Section 5.01(a) or (b), as the case may be, to Consolidated Interest Expense for such four full fiscal quarters to be less than(a) 3.0 to 1.0 for such periods of four full fiscal quarters ending at March 31, 2001 and June 30, 2001 and (b) 3.50 to 1.0 for any such period of four full fiscal quarters ending thereafter.".

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when the Company and the Lenders shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Lender as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Lender of execution of a counterpart hereof by such Lender.

                  SECTION 3. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent and the Lenders, that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties



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set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.

                  SECTION 4. Reference to the Credit Agreement and Effect on the Notes and Other Documents Executed Pursuant to the Credit Agreement.

                  (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (b) Upon the effectiveness of this Amendment, each reference in the Notes and the other documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (c) The Credit Agreement and the Notes and other documents and agreements delivered pursuant to the Credit Agreement, as modified by the amendment referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 6. GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE ADMINISTRATIVE AGENT, THE



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SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE LENDERS AND THEIR RESPECTIVE
SUCCESSORS AND ASSIGNS.

                  SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  SECTION 8. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT AND THE LENDERS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.

                                KINDER MORGAN ENERGY PARTNERS, L.P.,
                                as the Company

                                        By: Kinder Morgan G.P., Inc.,
                                             its General Partner



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:





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                                    LENDER:

Commitment: $40,000,000.00                  FIRST UNION NATIONAL BANK, as the
                                            Administrative Agent and as a Lender



                                            By:
                                                --------------------------------
                                                Russell T. Clingman
                                                Vice President




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                                    LENDER:

Commitment: $19,000,000.00                  ABN AMRO BANK, N.V.




                                            By:
                                                --------------------------------
                                            Name:
                                            Title:


                                            By:
                                                --------------------------------
                                            Name:
                                            Title:





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                                    LENDER:

Commitment: $19,000,000.00                  ARAB BANKING CORPORATION



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:





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                                    LENDER:

Commitment: $25,000,000.00                  BANCA COMMERCIALE ITALIANA - LOS
                                            ANGELES FOREIGN BRANCH




                                            By:
                                                --------------------------------
                                            Name:
                                            Title:


                                            By:
                                                --------------------------------
                                            Name:
                                            Title:





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                                    LENDER:

Commitment: $25,000,000.00                  BANCA DI ROMA




                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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

                                    LENDER:

Commitment: $40,000,000.00                  BANK OF AMERICA, N.A.



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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                                    LENDER:

Commitment: $13,000,000.00                  BANK OF MONTREAL



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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                                    LENDER:

Commitment: $30,000,000.00                  THE BANK OF NOVA SCOTIA




                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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                                    LENDER:

Commitment: $10,000,000.00                  THE BANK OF TOKYO - MITSUBISHI, LTD.




                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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

                                    LENDER:

Commitment: $40,000,000.00                  BANK ONE, NA
                                            (Main Office - Chicago)



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:





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                                    LENDER:

Commitment: $13,000,000.00                  FLEET NATIONAL BANK



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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

                                    LENDER:

Commitment: $30,000,000.00                  BARCLAYS BANK PLC



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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                                    LENDER:

Commitment: $25,000,000.00                  BAYERISCHE LANDESBANK GIROZENTRALE
                                            CAYMAN ISLANDS BRANCH



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:


                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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

                                    LENDER:

Commitment: $19,000,000.00                  BNP PARIBAS



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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                                    LENDER:

Commitment: $5,000,000.00                   THE CHASE MANHATTAN BANK



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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                                    LENDER:

Commitment: $20,000,000.00                  CITIBANK, N.A.



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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

                                    LENDER:

Commitment: $30,000,000.00                  COMMERZBANK AG, NEW YORK AND
                                            GRAND CAYMAN BRANCHES



                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------




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                                    LENDER:

Commitment: $30,000,000.00                  CREDIT LYONNAIS NEW YORK BRANCH




                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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

                                    LENDER:

Commitment: $19,000,000.00                  THE DAI-ICHI KANGYO BANK, LTD.



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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

                                    LENDER:

Commitment: $30,000,000.00                  THE FUJI BANK, LIMITED



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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

                                    LENDER:

Commitment: $19,000,000.00                  KBC BANK N.V.



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:


                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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

                                    LENDER:

Commitment: $30,000,000.00                  NATIONAL AUSTRALIA BANK LIMITED,
                                            A.C.N. 004044937



                                            By:
                                                --------------------------------
                                            Name:
                                            Title:




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                                    LENDER:

Commitment: $13,000,000.00                 THE NORTHERN TRUST COMPANY




                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:




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

                                    LENDER:

Commitment: $19,000,000.00                 SUNTRUST BANK, ATLANTA



                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:




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

                                    LENDER:

Commitment: $25,000,000.00                 U.S. BANK NATIONAL ASSOCIATION



                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:




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

                                    LENDER:

Commitment: $12,000,000.00                 WELLS FARGO BANK OF TEXAS, N.A.



                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:






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